EXHIBIT 10.18

                                   [GRAPHIC]
                                   HQ GLOBAL
                                   WORKPLACES


                            OFFICE SERVICE AGREEMENT

This Agreement is dated entered into in Seattle, WA (City & State of Center) for the Downtown Center (Center) located at Two Union Square, 42nd Floor, 601 Union Street, Seattle, WA 98101 (Center Address) by and between HQ Global Workplaces, Inc. (hereinafter "HQ") and Shopping Sherlock, Inc. (hereinafter "Client").

HQ and Client agree that HQ shall grant to Client for and in consideration of the agreements and fee(s) set forth herein and in the Master Office Service Agreement dated February 24, 2000, a license to use the Office(s) as from time to time designated by HQ and, in common with HQ's other clients. Client's license to use HQ Global Workplaces' center and services, shall be in accordance with the terms hereof and the Master Office Service Agreement. All of the terms and conditions of the Master Office Service Agreement shall be included in and shall control this Agreement. This Agreement shall be attached to and become part of the Master Office Service Agreement.

I. BASIC TERMS. Stated below are the basic terms of this Agreement and all provisions of the Master office Service Agreement are to be read in accord therewith:

     A. Base Services: HQ's Complete Executive Office Program, including the use of executive offices complete with professional administrative staff and such other inclusive services are as defined in Schedule "A" (attached to the Master Office Service Agreement.)

     B. Additional Services: Access to additional business services for purchase as needed by Client, including secretarial, administrative, telecommunications support and such other services are as defined in Schedule "B" (attached to the Master Office Service Agreement.)

     C.   Center Name: Downtown Center

     D. Center Address: Two Union Square, 42nd Floor, 601 Union Street, Seattle, WA 98101

     E. Office number(s): 4250 having a maximum occupancy capacity of 1 person(s).

                                  # of Persons per            Monthly Base
              Office #(s)               Office                 Office Fee

         ====================== ======================= ======================
                 4250                     1                   $1,100.00
         ---------------------- ----------------------- ----------------------
         TOTAL
         OFFICE(S):                PEOPLE:                     $1,100.00
         ---------------------- ----------------------- ----------------------

     F.   Commencement Date: March 1, 2000

     G.   Initial Term: 6 months

     H.   End of Initial Term: August 31, 2000

     I.   Total Fixed Monthly Charges: $1,420.00

     J.   Refundable Services Retainer: $2,130.00

     K.   Automatic Annual Anniversary Renewal Increase of six (6%) percent.

     L. Client represents and warrants to HQ that there are no agents, brokers, finders or other parties except , with whom Client has dealt who are or may be entitled to any commission or fee with respect to this Agreement unless noted in this section.

     M. Based upon a twelve, six or three month term, and upon the Ending of the Initial Term (as stated above), or any extension thereof, the term of this Agreement and the license herein granted shall be automatically extended for the same period of time as the Initial Term, upon the same terms and conditions as contained herein, unless either party gives notice to the other in writing to the contrary at least sixty (60) days prior to the End of Initial Term if Client has licensed the use of two (2) or less offices or (90) days if Client has licensed the use of three (3) or more offices.

     N. Based upon a one month term, and upon the Ending of Initial Term (as stated above), this Agreement and the license herein granted shall be automatically extended for the same period of time as the Initial Term, upon the same terms and conditions as contained herein, unless either party gives notice to the other in writing to the contrary at least thirty (30) days prior to the End of the Initial Term.

All notices hereunder shall be in writing. Notices to Client shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, overnight mail service or hand delivered with proof of delivery addressed to Client at:

         Contact:  Mr. Patrick McGrath
         Client/Company Name:  Shopping Sherlock, Inc.
         Client Address :  Suite 1150, 1075 West Georgia
         Client City, State, Zip:  Vancouver, BC  CANADA  V6E 3C9
         Phone:   604-687-7661

Notice to HQ shall be deemed to be duly given if mailed by registered or certified mail, postage prepaid, overnight mail service or hand delivered with proof of delivery addressed to HQ at the Building and as follows:

         Center Name:  Downtown Center
         Address 1:  Two Union Square
         Address 2:  42nd Floor, 601 Union Street
         City, State, Zip:  Seattle, WA  98101
         Attn:  Center Manager
         Center Phone:  (206) 652-3200

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.



HQ Global Workplaces, Inc.                   Client:  Shopping Sherlock, Inc.

By:  "Mary Crosbie"                          By:  "Patrick McGrath"
     ----------------------------                -------------------------------
     Authorized Signature                         Authorized Signature

     Mary Crosbie                                 Patrick McGrath
     ----------------------------                -------------------------------
     Print Name                                   Print Name

Its: Center Manager                          Its:  Chief Financial Officer


                                             IF A PARTNERSHIP:

                                             By: -------------------------------
                                                    Authorized Signature

                                                    Print Name

                                             Its: ------------------------------